SEC File Nos.
            811-2210
            2-41200
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Post-Effective Amendment No. 36  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                            Amendment No. 21   (X)

                   BOND PORTFOLIO FOR ENDOWMENTS, INC.
            (Exact name of registrant as specified in charter)
   P.O. Box 7650, Four Embarcadero Center, San Francisco, California 94120
            (Address of principal executive offices) (Zip Code)
      Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                               Patrick F. Quan
                                 Secretary
                     Bond Portfolio for Endowments, Inc.
                   P.O. Box 7650, Four Embarcadero Center
                       San Francisco, California 94120
                    (Name and address of agent for service)
                                    Copy to:
                            Cary I. Klafter, Esq.
                             Morrison & Foerster
                      345 California Street, 30th Floor
                       San Francisco, California 94104

                     The Registrant has filed a declaration
                         pursuant to Rule 24f-2.  On
                    September 21, 1995, it filed its 24f-2
                            Notice for fiscal 1995.

                 Approximate date of proposed public offering:
                   [X] It is proposed that this filing will
                      become effective on October 1, 1995
                     pursuant to paragraph (b) of Rule 485.

                      BOND PORTFOLIO FOR ENDOWMENTS, INC.
                             Cross Reference Sheet

Item Number                                                       Captions in

of Part "A"                                                       Prospectus

of Form N-1A                                                       (Part "A")



       1.        Cover Page                                Cover Page



       2.        Synopsis                                  Summary of Expenses



       3.        Condensed Financial Information           Financial Highlights



       4.        General Description of Registrant         Fund Organization

                                                           and Management;

                                                           Investment Objective

                                                           and Policies; Risks of

                                                           Investing in Certain

                                                           Securities; Investment

                                                           Techniques



       5.        Management of the Fund                    Fund Organization and

                                                           Management;

                                                           Summary of Expenses;

                                                           Investment Techniques



       6.        Capital Stock and Other Securities        Investment Objectives

                                                           and Policies; Fund

                                                           Organization and

                                                           Management;

                                                           Dividends,

                                                           Distributions and

                                                           Taxes; Shareholder

                                                           Services



       7.        Purchase of Securities Being Offered      Purchasing Shares;

                                                           Fund Organization and

                                                           Management;

                                                           Shareholder Services



       8.        Redemption or Repurchase                  Redeeming Shares



       9.        Legal Proceedings                         N/A



                                                           Captions in Statement

Item Number                                                       of Additional

of Part "B"                                                       Information

of Form N-1A                                                       (Part "B")



       10.       Cover Page                                Cover



       11.       Table of Contents                         Table of Contents



       12.       General Information and History           None



       13.       Investment Objectives and Policies        Description of Certain

                                                           Securities;

                                                           Fundamental Policies

                                                           and Investment

                                                           Restrictions



       14.       Management of the Fund                    Fund Officers and

                                                           Directors



       15.       Control Persons and Principal             General Information

                 Holders of Securities



       16.       Investment Advisory and Other Services    Fund Officers and

                                                           Directors; Summary of

                                                           Expenses (Part "A");

                                                           General Information;

                                                           Management



       17.       Brokerage Allocation and Other Practices   Execution of Portfolio

                                                           Transactions; Fund

                                                           Organization and

                                                           Management (Part

                                                           "A")



       18.       Capital Stock and Other Securities        Part A



       19.       Purchase, Redemption and Pricing          Purchase of Shares;

                 of Securities Being Offered               Purchasing Shares

                                                           (Part "A"); General

                                                           Information





       20.       Tax Status                                Dividends,

                                                           Distributions and

                                                           Federal Taxes



       21.       Underwriter                               None



       22.       Calculation of Performance Data           Investment Results



       23.       Financial Statements                      Financial Statements



Item in

Part "C"



       24.       Financial Statements and Exhibits



       25.       Persons Controlled by or under Common Control

                 with Registrant



       26.       Number of Holders of Securities



       27.       Indemnification



       28.       Business and Other Connections of Investment Adviser



       29.       Principal Underwriter



       30.       Location of Accounts and Records



       31.       Management Services



       32.       Undertakings




  Signature Page

                               ENDOWMENTS, INC.SM
          AN INVESTMENT FOR TAX-EXEMPT INSTITUTIONS SEEKING LONG-TERM
                        GROWTH OF PRINCIPAL WITH INCOME

                               BOND PORTFOLIO FOR
                               ENDOWMENTS, INC.SM
                   AN INVESTMENT FOR TAX-EXEMPT INSTITUTIONS
           SEEKING AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT
                        WITH THE PRESERVATION OF CAPITAL

                                   PROSPECTUS
                                OCTOBER 1, 1995
--------------------------------------------------------------------------------

ENDOWMENTS, INC. The primary investment objective of the fund is long-term growth of principal with income a secondary objective. The fund strives to accomplish these objectives by investing primarily in common stocks or securities convertible into common stock. Major investment emphasis will be given to stocks of companies which appear to have favorable prospects for long-term growth of capital and income.

BOND PORTFOLIO FOR ENDOWMENTS, INC. The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. The fund strives to accomplish this objective by investing primarily in quality-oriented bonds and debentures, as described further in this prospectus.
-------------------
Shares of the funds are available only to institutions exempt from federal taxation under Section 501(c)(3) of the Internal Revenue Code.

You may purchase shares directly from the funds. There is no sales or redemption charge.

This prospectus presents information  shareholders should know before  investing
in    the    funds.   It    should   be    retained   for    future   reference.

You may obtain the statement of additional information dated October 1, 1995, which contains the funds' financial statements, without charge, by writing to or telephoning the Secretary of the funds at the address or number below. These requests will be honored within three business days of receipt. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
        STATE SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR
           ADEQUACY  OF  THIS  PROSPECTUS.  ANY  REPRESENTATION  TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.
                          ----------------------------

                            FOUR EMBARCADERO CENTER
                      SUITE 1800, SAN FRANCISCO, CA 94111
                          TELEPHONE NO. (415) 421-9360

                               TABLE OF CONTENTS

Summary of Expenses.................          2
Financial Highlights................          3
Investment Objectives and
Policies............................          4
Risks of Investing in Certain
Securities..........................          5
Investment Techniques...............          9
Investment Results..................         10
Dividends, Distributions and
Taxes...............................         10
Fund Organization and Management....         11
Shareholder Guide...................      13-14
    Purchasing shares...............         13
    Shareholder services............         13
    Redeeming shares................         14

              SUMMARY
          OF EXPENSES
       AVERAGE ANNUAL
 EXPENSES PAID OVER A
   10-YEAR PERIOD FOR
 ENDOWMENTS, INC. AND
   BOND PORTFOLIO FOR
     ENDOWMENTS, INC.
                WOULD
  BE APPROXIMATELY $9
     EACH, ASSUMING A
               $1,000
  INVESTMENT AND A 5%
       ANNUAL RETURN.

This table is designed to help you understand the costs of investing in the funds. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
The funds have no sales charge on purchases or reinvested dividends, deferred sales charge, redemption fees or exchange fees.
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

                                                     BOND PORTFOLIO
                                        ENDOWMENTS,  FOR ENDOWMENTS,
                                          INC.            INC.
                                        ---------   -----------------
Management fees.......................   0.50%(1)        0.50%(1)
12b-1 expenses........................    none            none
Other expenses (including audit,
  legal, shareholder services,
  transfer agent and
  custodian expenses).................   0.23%           0.26%
Total fund operating expenses.........   0.73%           0.76%

EXAMPLE
----------------------------------------
You would pay the following
cumulative expenses on a
$1,000 investment, assuming
a 5% annual return.(2)


                                          1 YEAR    3 YEARS  5 YEARS  10 YEARS
                                         --------  -------- --------  --------
Endowments, Inc.                         $     7   $    23   $   41    $   91
Bond Portfolio for Endowments, Inc.      $     8   $    24   $   42    $   94

(1) Capital Research and Management Company, the funds' investment adviser, receives a management fee at the annual rates of 1/2 of 1% of the funds' net assets up to $150,000,000 and 4/10 of 1% of such assets over $150,000,000.
(2) Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

         FINANCIAL
        HIGHLIGHTS       The following information for the five years ended July
     (FOR A SHARE*       31,  1995  hasbeen audited  by  Deloitte &  Touche LLP,
       OUTSTANDING       independent accountants,  andfor the  five years  ended
        THROUGHOUT       July   31,  1990  by  KPMG  Peat  Marwick,  independent
  THE FISCAL YEAR)       accountants.  This  information   should  be  read   in
                         conjunction  with the financial  statements and related
                         notes,  which  are   included  in   the  statement   of
                         additional information.

                                                              YEAR ENDED JULY 31
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                           1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  ENDOWMENTS, INC.
  Net Asset Value, Beginning of Year....  $17.18   $18.43   $18.26   $17.89   $16.91   $18.22   $16.71   $19.70   $19.84   $18.07
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Income From Investment Operations:
    Net Investment Income...............     .63      .65      .66      .78      .78      .89      .98      .82      .86      .90
    Net realized and unrealized gain
     (loss) on investments..............    2.21    (.16)     1.05     1.74     1.60    (.16)     2.52   (1.16)     2.61     3.22
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total Income from Investment
       Operations.......................    2.84      .49     1.71     2.52     2.38      .73     3.50    (.34)     3.47     4.12
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Less Distributions:
    Dividends from net investment
     income.............................   (.61)    (.66)    (.69)    (.73)    (.87)   (1.01)    (.89)    (.85)    (.80)    (.80)
    Distributions from net realized
     gains..............................  (1.35)   (1.08)    (.85)   (1.42)    (.53)   (1.03)   (1.10)   (1.80)   (2.81)   (1.55)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total Distributions...............  (1.96)   (1.74)   (1.54)   (2.15)   (1.40)   (2.04)   (1.99)   (2.65)   (3.61)   (2.35)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Net Asset Value, End of Year..........  $18.06   $17.18   $18.43   $18.26   $17.89   $16.91   $18.22   $16.71   $19.70   $19.84
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total Return..........................  18.57%   2.77%    10.05%   15.74%   15.03%    4.13%   23.22%   (2.30)%  20.11%   25.56%
  Ratios/Supplemental Data:
    Net Assets, End of Year (in
     millions)..........................     $57      $53      $72      $58      $46      $39      $43      $36      $38      $38
    Ratio of Expenses to Average Net
     Assets.............................    .73%     .73%     .64%     .70%     .69%     .68%     .69%     .63%     .61%     .61%
    Ratio of Net Income to Average Net
     Assets.............................   3.70%    3.78%    3.72%    4.37%    4.63%    5.08%    5.76%    4.86%    4.22%    4.88%
    Portfolio Turnover Rate.............  24.04%   25.58%   29.70%   20.35%   34.43%   20.75%   19.70%   33.48%   12.98%   14.98%

===========


                                                                        YEAR ENDED JULY 31
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                           1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  BOND PORTFOLIO FOR ENDOWMENTS, INC.
  Net Asset Value, Beginning of Year....  $16.86   $19.66   $19.44   $17.76   $17.50   $17.83   $17.10   $17.62   $18.42   $16.76
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Income From Investment Operations:
    Net Investment Income...............    1.26     1.32     1.49     1.47     1.49     1.61     1.60     1.51     1.52     1.67
    Net realized and unrealized gain
     (loss) on investments..............     .01   (1.51)      .64     1.70      .28    (.46)      .61    (.09)    (.72)     1.71
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total Income from Investment
       Operations.......................    1.27    (.19)     2.13     3.17     1.77     1.15     2.21     1.42      .80     3.38
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Less Distributions:
    Dividends from net investment
     income.............................  (1.24)   (1.35)   (1.48)   (1.49)   (1.51)   (1.48)   (1.48)   (1.40)   (1.60)   (1.72)
    Distributions from net realized
     gains..............................   (.07)   (1.26)    (.43)     --       --      --       --       (.54)    --       --
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total Distributions...............  (1.31)   (2.61)   (1.91)   (1.49)   (1.51)   (1.48)   (1.48)   (1.94)   (1.60)   (1.72)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Net Asset Value, End of Year..........  $16.82   $16.86   $19.66   $19.44   $17.76  $17.50    $17.83   $17.10   $17.62   $18.42
                                          ------   ------   ------   ------   ------  ------    ------   ------   ------   ------
                                          ------   ------   ------   ------   ------  ------    ------   ------   ------   ------
  Total Return..........................   7.97%   (1.44)%   11.74%  18.69%   10.78%   6.86%    13.68%    8.62%    4.42%   20.97%
  Ratios/Supplemental Data:
    Net Assets, End of Year (in
     millions)..........................     $44      $46      $67      $65      $46     $39       $40      $33      $28      $23
    Ratio of Expenses to Average Net
     Assets.............................    .76%     .77%     .65%     .68%     .68%    .69%      .70%     .64%     .67%     .66%
    Ratio of Net Income to Average Net
     Assets.............................   7.52%    6.99%    7.69%    8.04%    8.76%   9.25%     9.28%    8.69%    8.12%    9.03%
    Portfolio Turnover Rate.............  69.22%   82.12%   35.97%   63.30%   54.86% 42.90 %    64.21%  128.52%  83.76 %  140.00%

   * All per share data reflect the 100-for-1 stock split for Endowments, Inc. and 50-for-1 stock split for Bond Portfolio for Endowments, Inc. effected on February 16, 1988.

        INVESTMENT
        OBJECTIVES       ENDOWMENTS,  INC.     The  fund's  primary   investment
      AND POLICIES       objective is long- term growth of principal with income
  ENDOWMENTS, INC.       a secondary objective.
   AIMS TO PROVIDE       The  fund will ordinarily be  invested in common stocks
      SHAREHOLDERS       or securities  convertible  into  common  stock.  Major
    WITH LONG-TERM       investment   emphasis  will  be   given  to  stocks  of
         GROWTH OF       companies which appear to have favorable prospects  for
    PRINCIPAL WITH       long-term  growth of both capital  and income. The fund
INCOME A SECONDARY       will normally be invested in such securities,  although
        OBJECTIVE.       preferred stocks and straight corporate debt securities
                         (rated  in the top three  quality categories by Moody's
                         Investors  Service,   Inc.   or   Standard   &   Poor's
                         Corporation,  or  not  rated but  determined  to  be of
                         equivalent quality  by the  fund's investment  adviser,
                         Capital   Research  and  Management   Company)  may  be
                         purchased to  the extent  deemed advisable  by  Capital
                         Research   and  Management   Company.  Cash   and  cash
                         equivalents and U.S. Government securities may also be held. The fund may from time to time invest up to 10% in common stocks and other securities of issuers domiciled outside the U.S. The fund will normally diversify its investments among different industries although the degree of diversification will vary from time to time in accordance with the judgment of management.

BOND PORTFOLIO FOR
  ENDOWMENTS, INC.       BOND  PORTFOLIO  FOR  ENDOWMENTS,  INC.  The investment
   AIMS TO PROVIDE       objective of the  fund is to  seek as high  a level  of
 SHAREHOLDERS WITH       current  income as is  consistent with the preservation
AS HIGH A LEVEL OF       of capital. Any capital  appreciation is incidental  to
 CURRENT INCOME AS       the fund's objective of current income.
IS CONSISTENT WITH       The  fund invests primarily in fixed-income securities,
  THE PRESERVATION       including bonds  and  debentures.  A  majority  of  the
       OF CAPITAL.       fund's   assets  will  be  invested  in  fixed-  income
                         securities rated in the three highest categories (those
                         rated A or above) by Moody's Investors Service, Inc. or
                         Standard & Poor's Corporation or that are determined to
                         be of  equivalent  quality  by  the  fund's  investment
                         adviser,  Capital Research  and Management  Company. In
                         addition, the fund may  invest in securities rated  BBB
                         by  S&P or Baa  by Moody's or  in unrated securities of
                         equivalent quality.  Securities rated  BBB or  Baa  may
                         have   speculative   characteristics  and   changes  in
                         economic conditions may lead to a weaker capacity to make principal and interest payments than is the case with higher rate securities. The fund has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as junk bonds) or in unrated securities of equivalent quality. The fund may also purchase up to 10% of its assets in obligations of non-U.S. corporations or government entities provided they are dollar-denominated and highly liquid and meet the quality standards set forth above.

                         The fixed-income securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income. In addition, the fund may hold cash or cash equivalents. (See the statement of additional information for more about these securities and for a description of bond ratings.)

                              --------------------------------------------

                         As the funds' shareholders are non-profit institutions, investments will be made consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions. Because of the shareholders' tax-exempt status, the funds will not be affected by the usual tax considerations in making investment decisions.

                         The funds' investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the funds' boards.

                         ACHIEVEMENT OF THE FUNDS' INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

          RISKS OF
      INVESTING IN       RISKS  OF  INVESTING  IN  STOCKS  AND  BONDS    Because
           CERTAIN       Endowments, Inc. invests primarily in common stocks  or
        SECURITIES       securities  convertible into common stocks, the fund is
     THE FUNDS ARE       subject to stock market risks. For example, the fund is
           SUBJECT       subject to the possibility that stock prices in general
 TO CERTAIN RISKS.       will decline  over  short  or  even  extended  periods.
             THERE       Endowments,  Inc.  may  also,  and  Bond  Portfolio for
   IS NO ASSURANCE       Endowments,   Inc.   will,   invest   in   fixed-income
              THAT       securities,  including bonds, which  have market values
  THEIR OBJECTIVES       which tend to vary inversely with the level of interest
           WILL BE       rates--when interest rates rise, their values will tend
         REALIZED.       to decline and vice versa. Although under normal market
                         conditions  longer  term  securities  yield  more  than
                         shorter  term securities  of similar  quality, they are
                         subject   to   greater   price   fluctuations.    These
                         fluctuations  in the  value of  each fund's investments
                         will be reflected in its net asset value per share. See
                         the   statement   of   additional   information   under
                         "Description of Certain Securities" (pages 1 to 4), for a description of bond ratings and other securities.

                         U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as securities issued by the Government National Mortgage Association which are commonly known as "GNMA certificates" (described below), and Federal Housing Administration debentures).

                         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.

                         PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures which may be adopted by the funds' board of directors.

                         In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

                         INVESTING IN VARIOUS COUNTRIES The funds may invest in non-U.S. issuers as described above. These issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. issuers. There may also be less public information available about non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities.

                              --------------------------------------------

                         APPLIES TO BOND PORTFOLIO FOR ENDOWMENTS, INC.:

                         MORTGAGE-RELATED SECURITIES The fund may invest in GNMA certificates which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

                         The fund also may invest in securities representing interests in pools of mortgage loans issued by private institutions or governmental entities including the Federal National Mortgage Association (FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

                         OTHER MORTGAGE-RELATED SECURITIES The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different effective maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity at the time payments are made. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

                         Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

                         REPURCHASE AGREEMENTS The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

                         INVERSE FLOATING RATE NOTES The fund may invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. Therefore, these securities have a greater degree of volatility than other types of interest-bearing securities.

                         WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The fund also may enter into reverse repurchase agreements, which are the sale of a security by the fund and its agreement to repurchase the security at a specified time and price at a later date, and "roll" transactions, which are the sale of GNMA certificates or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

        INVESTMENT
        TECHNIQUES       MULTIPLE   PORTFOLIO  COUNSELOR   SYSTEM     The  basic
  CAPITAL RESEARCH       investment   philosophy   of   Capital   Research   and
    AND MANAGEMENT       Management  Company  is to  seek fundamental  values at
      COMPANY, THE       reasonable prices, using a system of multiple portfolio
 FUNDS' INVESTMENT       counselors in managing mutual  fund assets. Under  this
   ADVISER, USES A       system  the  portfolio  of  the  fund  is  divided into
            SYSTEM       segments which are managed by an individual  counselor.
       OF MULTIPLE       Each  counselor  decides  how  their  segment  will  be
         PORTFOLIO       invested (within  the  limits provided  by  the  fund's
     COUNSELORS TO       objectives  and  policies and  by Capital  Research and
       MANAGE FUND       Management   Company's   investment   committee).    In
           ASSETS.       addition,  Capital  Research  and  Management Company's
                         research professionals may make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the funds are listed below.

ENDOWMENTS, INC.

                                                                        YEARS OF EXPERIENCE AS
                                                                              INVESTMENT
                                                                             PROFESSIONAL
                                                                             (APPROXIMATE)

                                                                        WITH CAPITAL
                                                                        RESEARCH AND
                                                YEARS OF EXPERIENCE AS   MANAGEMENT
      PORTFOLIO                                  PORTFOLIO COUNSELOR     COMPANY OR
    COUNSELORS FOR                               FOR ENDOWMENTS, INC.       ITS         TOTAL
   ENDOWMENTS, INC.        PRIMARY TITLE(S)         (APPROXIMATE)        AFFILIATES     YEARS
 George A. Miller       Senior Vice President   Since the fund began    20 years      34 years
                        of the fund, Senior     operations*
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company
 Robert G. O'Donnell    Senior Vice President   5 years                 20 years      23 years
                        of the fund, Senior
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company

 CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUND'S INVESTMENT ADVISER SINCE JULY 25,1975.

 * PRIOR TO JULY 25, 1975, MR. MILLER WAS A PORTFOLIO COUNSELOR WITH AMERICAN EXPRESS INVESTMENT MANAGEMENT COMPANY, THE FUND'S INITIAL INVESTMENT ADVISER.

BOND PORTFOLIO FOR ENDOWMENTS, INC.

                                                                        YEARS OF EXPERIENCE AS
                                                                              INVESTMENT
                                                                             PROFESSIONAL
                                                                             (APPROXIMATE)

                                                YEARS OF EXPERIENCE AS  WITH CAPITAL
                                                 PORTFOLIO COUNSELOR    RESEARCH AND
      PORTFOLIO                                          FOR             MANAGEMENT
    COUNSELORS FOR                                BOND PORTFOLIO FOR     COMPANY OR
  BOND PORTFOLIO FOR                               ENDOWMENTS, INC.         ITS         TOTAL
   ENDOWMENTS, INC.        PRIMARY TITLE(S)         (APPROXIMATE)        AFFILIATES     YEARS
 Abner D. Goldstine     Senior Vice President   20 years                28 years      43 years
                        of the fund, Senior
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company
 John H. Smet           Vice President of the   7 years                 12 years      13 years
                        fund, Vice President,
                        Capital Research and
                        Management Company

 CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUND'S INVESTMENT ADVISER SINCE JULY 25, 1975.

        INVESTMENT
           RESULTS       The   funds  may  from  time   to  time  compare  their
  ENDOWMENTS, INC.       investment results  to  various  unmanaged  indices  or
    HAS AVERAGED A       other  mutual funds  in reports  to shareholders, sales
   TOTAL RETURN OF       literature  and  advertisements.  The  results  may  be
+14.23% A YEAR AND       calculated  on a  yield and/or  total return  basis for
BOND PORTFOLIO FOR       various periods. Total returns assume the  reinvestment
  ENDOWMENTS, INC.       of   all  dividends  and  capital  gain  distributions.
    HAS AVERAGED A       ENDOWMENTS, INC.  As of June 30, 1995, the fund's yield
   TOTAL RETURN OF       for the past 30-day period was 3.75%, and total  return
    +10.03% A YEAR       over  the past 12 months and average total returns over
     UNDER CAPITAL       the past  five-  and  ten-year  periods  were  +18.48%,
          RESEARCH       +11.29% and +12.49%, respectively.
    AND MANAGEMENT       BOND  PORTFOLIO FOR  ENDOWMENTS, INC.   As  of June 30,
         COMPANY'S       1995, the fund's yield for  the past 30-day period  was
       MANAGEMENT.       7.06%,  and total  return over  the past  12 months and
    (JULY 26, 1975       average total returns over the past five- and ten- year
           THROUGH       periods were +9.66%, +9.66% and +10.01%,  respectively.
    JUNE 30, 1995)       These   results  were  calculated  in  accordance  with
                         Securities and  Exchange  Commission  requirements.  Of
                         course,  past results  are not an  indication of future
                         results.  Further  information  regarding  the   funds'
                         investment results are contained in the funds' annual report which may be obtained without charge by writing to the Secretary of the funds at the address indicated on the cover of this prospectus.

        DIVIDENDS,
 DISTRIBUTIONS AND       DIVIDENDS AND DISTRIBUTIONS  Dividends are usually paid
             TAXES       in March, June, September and December. Capital  gains,
            INCOME       if  any, are  usually distributed  in December.  When a
     DISTRIBUTIONS       dividend or capital gain is distributed, the net  asset
  ARE USUALLY MADE       value  per  share  is  reduced  by  the  amount  of the
                IN       payment.
      MARCH, JUNE,       FEDERAL TAXES  The  funds are tax-exempt  organizations
         SEPTEMBER       under  Section 501(c)(2) of  the Internal Revenue Code.
     AND DECEMBER.       In  addition,  each  fund  intends  to  operate  as   a
                         "regulated   investment  company"  under  the  Internal
                         Revenue Code. If the funds elect to be treated as regulated investment companies, and so qualify and distribute to shareholders all of their net investment income and net capital gains, the funds themselves are relieved of federal income tax.

                         Since all of the shareholders of the funds are exempt from taxation under Section 501(c)(3) of the Internal Revenue Code, it is not anticipated that there will be any tax consequences to the shareholders from distribution of either net investment income or capital gains realized on the sale of securities except where a shareholder is defined as a "private foundation" under
                         Section 509(a) and therefore may be subject to the taxes assessed under Chapter 42 of the Internal Revenue Code.
                         This is a brief summary of some of the tax laws that affect your investment in the funds. Please see the statement of additional information for further information.

              FUND
  ORGANIZATION AND       FUND  ORGANIZATION AND VOTING RIGHTS   The funds, which
        MANAGEMENT       are   open-end,   diversified   management   investment
     THE FUNDS ARE       companies,  were  organized  as  Delaware  corporations
 MANAGED BY ONE OF       (Endowments,  Inc.  in  1969  and  Bond  Portfolio  for
   THE LARGEST AND       Endowments,  Inc. in 1970). The funds' boards supervise
  MOST EXPERIENCED       fund  operations   and  perform   duties  required   by
        INVESTMENT       applicable state and federal law. Shareholders have one
         ADVISERS.       vote per share owned and, at the request of the holders
                         of at least 10% of the shares of either fund, that fund
                         will  hold a meeting  at which any  member of the board
                         could be  removed and  a successor  elected. Since  the
                         funds  use  a  combined prospectus,  each  fund  may be
                         liable for misstatements,  inaccuracies, or  incomplete
                         disclosure  concerning any other fund contained in this
                         prospectus.
                         As of August 31, 1995, the following shareholders owned
                         5%  or   more   of  the   funds'   outstanding   stock:
                         Endowments,  Inc.--California  Institute  of  the Arts,
                         272,049 shares  (8.70%); St.  Mark's School  of  Texas,
                         963,122   shares  (30.79%);  and  San  Francisco  Opera
                         Association, 188,442 shares (6.03%).
                         As St. Mark's School of Texas owns in excess of 25%  of
                         the  voting shares of the fund,  it is, pursuant to the
                         Investment Company  Act  of  1940,  presumed  to  be  a
                         controlling person of the fund.
                         Bond   Portfolio   for   Endowments,   Inc.--California
                         Institute  of  the   Arts,  514,168  shares   (19.71%);
                         Episcopal  Homes  Foundation,  172,955  shares (6.63%);
                         Hospitaller Foundation  of California,  140,243  shares
                         (5.38%);  St.  Mark's School  of Texas,  425,349 shares
                         (16.31%); and San Francisco Opera Association,  152,816
                         shares (5.86%).

                         THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the funds and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los
                         Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. (See "Summary of Expenses" for management fees.)

                         Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                         Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                         PORTFOLIO TRANSACTIONS Orders for the funds' portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions.
                         In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.
                         Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
                         Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of the funds and/or of other funds served by Capital Research and Management Company.

                         TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. An agent of American Funds Service Company who performs transfer agent services for the funds is located at Four Embarcadero Center (Suite 1800), San Francisco, CA 94111.

 PURCHASING SHARES
     SHARES MAY BE       Shares  of the funds may be purchased directly from the
PURCHASED DIRECTLY       funds  only  by  institutional  investors  exempt  from
              FROM       federal  income taxation under Section 501(c)(3) of the
    THE FUNDS ONLY       Internal Revenue Code. The minimum initial purchase  is
   BY INSTITUTIONS       $50,000  for  either  fund;  there  is  no  minimum  on
            EXEMPT       subsequent investments. The minimum initial  investment
      FROM FEDERAL       may be reduced by the boards for investments which meet
          TAXATION       certain  standards.  Any  shareholder  which  loses its
     UNDER SECTION       tax-exempt status must immediately transfer its  shares
         501(C)(3)       to   another   tax-exempt   institution   or,   at  the
   OF THE INTERNAL       shareholder's option, redeem  its shares  at net  asset
     REVENUE CODE.       value.
                         The purchase of shares may be paid in cash or in a like
                         value  of acceptable securities,  said securities to be
                         valued in  accordance  with  the  valuation  procedures
                         described  in the  statement of  additional information
                         under "Purchase of Shares--Price of Shares." Acceptable
                         securities shall be those securities deemed  acceptable
                         by  Capital Research  and Management  Company; that is,
                         those  securities   which   management  deems   to   be
                         consistent with the investment objectives and policies of the funds.

                         SHARE PRICE Shares are sold to eligible institutions at net asset value. The net asset value is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

                         SHARE CERTIFICATES Shares are credited to the shareholder's account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

                         All stock certificates issued by the funds shall bear the legend that the shares may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under
                         Section 501(c)(3) of the Internal Revenue Code. Shares of the funds are redeemable through the funds at net asset value. (See "Redeeming Shares.")

       SHAREHOLDER       AUTOMATIC REINVESTMENT    Dividends  and  capital  gain
          SERVICES       distributions are reinvested in additional shares at no
                         sales  charge unless  you indicate  otherwise. You also
                         may  elect  to  have  dividends  and/or  capital   gain
                         distributions paid in cash.

                         EXCHANGE FEATURE As a shareholder of Endowments, Inc. or Bond Portfolio for Endowments, Inc., you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of Endowments, Inc. and/or Bond Portfolio for Endowments, Inc. The Cash

                         Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

                         As the funds' shareholders are tax-exempt institutions, it is not expected that such an exchange will result in tax consequences to the shareholder.

                         AUTOMATIC WITHDRAWALS Shareholders may authorize automatic withdrawals from their accounts. All shares owned or purchased by a shareholder will be credited to the shareholder's withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete a shareholder's invested capital. Withdrawal payments, therefore, should not be considered as a yield or income on the investment.

                         These services are available only in states where the funds may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

                         ACCOUNT STATEMENTS A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

  REDEEMING SHARES       Shareholders may redeem  their shares,  upon tender  in
                         proper  form, at the net asset value as next determined
                         after receipt at  the offices  of the  funds, P.O.  Box
                         7650,   Four  Embarcadero  Center   (Suite  1800),  San
                         Francisco, CA 94120. Proper tender of shares requires a
                         written request for redemption and, if the  shareholder
                         has  received certificates for  its shares, the deposit
                         of the stock  certificates is  also required.  Requests
                         for  redemption  must  be  signed  and  the  authorized
                         signature(s)  of  the  shareholder  guaranteed  by   an
                         "eligible  guarantor" including  a bank  or savings and
                         loan association that is federally insured or a  member
                         firm of the National Association of Securities Dealers,
                         Inc.   Notarization  by  a  Notary  Public  is  not  an
                         acceptable signature guarantee.

                         The funds do not have dealer agreements and do not accept redemption orders from broker-dealers.

                         The price you receive for the shares you redeem is the net asset value next determined after your order and all required documents are received. (See "Purchasing Shares--Share Price.") Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

14
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--------------------------------------------------------------------------------

                                ENDOWMENTS, INC.

          AN INVESTMENT FOR TAX-EXEMPT INSTITUTIONS SEEKING LONG-TERM
                        GROWTH OF PRINCIPAL WITH INCOME

                               BOND PORTFOLIO FOR
                                ENDOWMENTS, INC.

                   AN INVESTMENT FOR TAX-EXEMPT INSTITUTIONS
           SEEKING AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT
                        WITH THE PRESERVATION OF CAPITAL

                      FOUR EMBARCADERO CENTER (SUITE 1800)
          P.O. BOX 7650, SAN FRANCISCO, CA 94120 PHONE: (415) 421-9360

                                   MANAGED BY
                    CAPITAL RESEARCH AND MANAGEMENT COMPANY
                             333 SOUTH HOPE STREET
                             LOS ANGELES, CA 90071

                            THIS PROSPECTUS HAS BEEN PRINTED ON RECYCLED
      [RECYCLING LOGO]      PAPER THAT MEETS THE GUIDELINES OF THE
                            UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

ENDOWMENTS, INC.
AND
BOND PORTFOLIO FOR ENDOWMENTS, INC.

                                     Part B
                      Statement of Additional Information
                                October 1, 1995
 This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments, Inc. and Bond Portfolio for Endowments, Inc. dated October 1, 1995. The Prospectus may be obtained by writing to the funds at the following address:

                                 Endowments, Inc.
                     Bond Portfolio for Endowments, Inc.
                              Attention:  Secretary
                              Four Embarcadero Center
                                P.O. Box 7650
                           San Francisco, CA  94120
                          Telephone:  (415) 421-9360

                             Table of Contents
Item
DESCRIPTION OF CERTAIN SECURITIES
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
EXECUTION OF PORTFOLIO TRANSACTIONS
REDEMPTION OF SHARES
GENERAL INFORMATION
INVESTMENT RESULTS
FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES
 BOND RATINGS - Endowments, Inc. may invest in debt securities, and a majority of Bond Portfolio for Endowments, Inc.'s assets will ordinarily be invested in bonds and debentures (including straight debt securities), which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least A by Standard & Poor's Corporation or Moody's Investors Service, Inc. The top three rating categories for Standard & Poor's and Moody's are described below:

Standard & Poor's Corporation:
 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."
 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 Moody's Investors Service, Inc.:
 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."
    CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts in connection with investing in non-U.S. dollar denominated securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends or has contracted to purchase.

    The fund does not currently intend to engage in any transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
 Investments may also be made in lower grade or unrated debt securities when the Investment Adviser deems that such securities present attractive opportunities. The fund does not currently intend (at least for the next 12 months) to invest in any securities rated BB of below by S&P and Ba or below by Moody's (commonly known as junks bonds or equivalent securities that are not
rated.     The fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security). The fund, however, has no current intention to hold more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities").

    Standard & Poor's considers bonds rated BBB as having an "adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories." Moody's Investors Service, Inc. considers bonds which are rated Baa as "medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well." The values of high-yield, high-risk securities are subject to greater fluctuations in value than are higher rated securities because the values of these securities tend to reflect short-term corporate and market developments and investor perceptions of the issuer's credit quality to a greater extent.

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association (GNMA) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

 FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

 WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.
    The fund will segregate liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder. Roll transactions are the sale of GNMA certificates or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will maintain in a segregated account with its custodian liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

   ENDOWMENTS, INC. AND BOND PORTFOLIO FOR ENDOWMENTS, INC.

    CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

               FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
 The funds have adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.)

ENDOWMENTS, INC.
 It is the fundamental policy of the fund:
 1. To invest primarily in common stocks or senior securities with equity provisions of well-known companies which appear to offer prospects for long-term growth of both capital and income. Although common stocks and convertible issues will ordinarily be used for the attainment of the fund's investment objective, preferred stocks and bonds and other fixed income issues may be purchased whenever and to the extent deemed advisable by the fund's investment adviser in consideration of the fund's income objective and for defensive purposes. The fund may also hold cash and cash equivalents (commercial paper and other money market instruments) for cash needs and for defensive purposes.

 2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 5. Not to acquire more than 10% of the outstanding voting securities of any one corporation.

 6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the Board of Directors of the fund.

 7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy 6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

 8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security; provided, however, that the fund may invest not more than 10% of its assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 9. Not to participate on a joint or a joint and several basis in any trading account in securities.

 10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

 11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

 12. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to purchase or sell securities from or to officers or directors of the fund, or of the Investment Adviser.

 14. Not to purchase securities if one or more of the officers or directors of the fund or Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

 15. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 16. Not to purchase puts, calls or hedges.

 17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

 18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

 Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in oil, gas or other mineral leases.

 If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

 The fund's portfolio turnover rate will depend primarily on market conditions. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
 It is the fundamental policy of the fund:
 1. To invest primarily in bonds and debentures which appear to offer attractive current yields without undue risk of principal. To attain its investment objective, the fund may invest in domestic and foreign corporate bonds and debentures (a portion of which may have conversion or stock purchase rights), bonds and debentures issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and bonds and debentures issued by foreign governments. The fund may also invest in short- and medium-term obligations and hold cash and cash equivalents as dictated by cash needs and market conditions.

 2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 5. Not to acquire more than 10% of the outstanding voting securities of any one corporation, and to acquire voting securities only through the exercise of conversion or stock purchase rights attached to convertible debt securities held in the fund's portfolio.

 6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the Board of Directors of the fund.

 7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy 6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

 8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security, nor invest more than 15% of the value of its net assets in securities for which there is no ready market.

 9. Not to participate on a joint or a joint and several basis in any trading account in securities.

 10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

 11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

 12. Not to purchase puts, calls, or hedges.

 13. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 14. Not to purchase or sell securities from or to officers or directors of the fund, or of the Investment Adviser.

 15. Not to purchase securities if one or more of the officers or directors of the fund or Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

 16. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

 18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

 Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); nor invest in oil, gas or other mineral leases.

 If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

 Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objective of the company. Major changes in economic conditions could necessitate substantial portfolio turnover. Such turnover will normally consist of shifts in grade, types of issuers, and maturity composition of the company's securities in order to preserve principal and maintain current income.

FUND OFFICERS AND DIRECTORS
(with their principal occupations for the past five years#)
                                   Directors
    (and the organization for which they serve as designated representative
++)

 ROBERT B. EGELSTON+*. Senior Partner, The Capital Group Partners, L.P.; former Chairman of the Board, The Capital Group Companies, Inc.; (213) 486-9200.

 FRANK L. ELLSWORTH+++, 333 South Grand Avenue, 26th Floor, Los Angeles, CA 90071-1504. President, Independent Colleges of Southern California; former President, Pitzer College; (213) 680-1330; Designated Representative:
Independent Colleges of Southern California.

 STEVEN D. LAVINE, 24700 McBean Parkway, Valencia, CA 91355. President, California Institute of the Arts; (805) 255-1050; Designated Representative:
California Institute of the Arts.

 PATRICIA A. McBRIDE, 4933 Mangold Circle, Dallas, TX 75229. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.; (214) 368-0268; Designated
Representative: St. Mark's School of Texas.

 JOHN R. METCALF, 2864 Broadway - A, San Francisco, CA 94115. Private investor; former Vice President, Alexander & Alexander, Inc.; (415) 775-2864; Designated Representative: Alpine Winter Foundation.

    CHARLES R. REDMOND, Times Mirror Square, Los Angeles, CA 90053. Chairman, Pfaffinger Foundation, and President and Chief Executive Officer, Times Mirror Foundation; former Executive Vice President and Member of the Management Committee, The Times Mirror Company; (213) 237-3977; Designated Representative:
Loyola Marymount University.

 THOMAS E. TERRY+*. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994); (213) 486-9410; Designated
Representative:  Citizens' Scholarship Foundation of America.

 ROBERT C. ZIEBARTH, P.O. Box 839, Dover, MA 02030. Management Consultant, Ziebarth Company; (508) 785-1937; Designated Representative: Foundation for Reproductive Research & Education.

                                    Officers

 ROBERT B. EGELSTON, Chairman of the Boards.

 THOMAS E. TERRY, President.
Fund officers whose other positions are not described above are:

 ABNER D. GOLDSTINE, 11100 Santa Monica Boulevard, Los Angeles, CA 90025, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 GEORGE A. MILLER***, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 ROBERT G. O'DONNELL***, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 STEVEN N. KEARSLEY**, Vice President and Treasurer. Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company; (714) 671-7000.

    PATRICK F. QUAN***, Secretary.   Vice President - Fund Business Management
Group, Capital Research and Management Company; (415) 421-9360.

    LOUISE M. PESCETTA***, Assistant Vice President and Assistant Secretary. Assistant Vice President - Fund Business Management Group, Capital Research and Management Company; (415) 421-9360.

    MARY C. CREMIN**, Assistant Treasurer. Senior Vice President - Fund Business Management Group, Capital Research and Management Company; (714) 671-7000.

    ROBERT P. SIMMER, 5300 Robin Hood Road, Norfolk, VA 23513, Assistant Treasurer. Vice President - Fund Business Management Group, Capital Research and Management Company; (804) 670-4900.
_________________
 * Address is 333 South Hope Street, Los Angeles, CA 90071.

 ** Address is 135 South State College Boulevard, Brea, CA 92621.

 *** Address is P.O. Box 7650, San Francisco, CA 94120.

  # Positions within the organizations listed may have changed during this period.

  + An "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of his affiliation with Capital Research and Management Company, the funds' Investment Adviser.

 ++ The Certificate of Incorporation provides that no person shall serve as a director of the funds (except for the Chairman of the Board or the President), unless he or she is a designated representative of at least one charitable institution which is a shareholder of the funds.

   +++ Mr. Ellsworth serves as a director or trustee on the boards of a total of three funds, which are managed by Capital Research and Management Company. Only Anchor Pathway Fund pays a directors fee. His total compensation from that fund for the 12 months through July 31, 1995 was $13,000.

 All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. The funds do not pay any salaries or fees to their directors or officers.

 The following directors serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank
L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partnership, Seattle, Graphic Arts Counsel, Los Angeles County Museum of Art, The Los Angeles Dance Center, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Pitzer College, Southwestern University School of Law; Steven D. Lavine - The Music Center Operating Company, The Music Center of Los Angeles County, American Council on the Arts, KCRW-FM National Public Radio; Patricia A. McBride - Dallas Symphony Orchestra Association, Girl Scout Council, Inc., St. Mark's School of Texas, Southwest Museum of Science and Technology; John R. Metcalf - Radiology Research and Education Foundation; Thomas E. Terry - Citizens' Scholarship Foundation of America, Elvehjem Museum of Art, National Football Scholarship Foundation; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, The Music Center of Los Angeles County, Loyola Marymount University, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

                                   MANAGEMENT
 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENTS - The Investment Advisory and Service Agreements (the Agreements) between the funds and the Investment Adviser, dated July 28, 1975, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the boards of the funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the funds, and (ii) the vote of a majority of directors who are not parties to the Agreements or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreements was approved by the unanimous vote of the boards of the funds on May 11, 1995 for the period through July 27, 1996. The Agreements also provide that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.

 The Agreements provide for an advisory fee reduction to the extent that the funds' annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the funds and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the years ended July 31, 1995, 1994 and 1993, the Investment Adviser received from Endowments, Inc. advisory fees of $273,381, $308,941, and $329,042, and from Bond Portfolio for Endowments, Inc. advisory fees of $223,573, $250,998, and $313,110, respectively.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
 The funds are tax-exempt organizations under Section 501(c)(2) of the Internal Revenue Code. In addition, each fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. If, in the future, the funds elect to be treated as regulated investment companies, they will be subject to the provisions described below.

 To qualify as a "regulated investment company," each fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under Subchapter M, if each fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

 Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

                               PURCHASE OF SHARES
 The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will i) be acquired for investment and not for resale; ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and iii) have a value which is readily ascertainable.

 PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading on the next business day of the New York Stock Exchange. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share is determined as follows:

ENDOWMENTS, INC.
    Common stocks, and convertible bonds and debentures, are stated at market value based upon closing sales prices reported on recognized securities exchanges on the day of valuation or, for listed securities having no sales reported, upon last-reported bid prices on that date. Non-convertible bonds and debentures, and other long-term debt securities, normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation or, lacking any sales, at the last reported bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the board. Cash and receivables are added and liabilities are deducted to arrive at the net asset value. This figure is divided by the number of shares outstanding to give the net asset value per share.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
    Bond and notes are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Stock and convertible bonds and debentures traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Securities for which market quotations are not readily available are valued at fair value as determined in
good faith by the board.   Cash and receivables are added and liabilities are
deducted to arrive at the net asset value. This figure is divided by the number of shares outstanding to give the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS
 There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.

ENDOWMENTS, INC.
    The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Ford Motor Credit Corp. and General Electric Capital Corp. were among the top 10 dealers that acted as principals in portfolio transactions. The fund held equity securities of Ford Motor Credit Corp. and General Electric Co. in the amounts of $578,000 and $590,000, respectively, as of the close of its most recent fiscal year.
                                _______________
    Brokerage commissions paid on portfolio transactions, including concessions on underwritings, during the fiscal years ended July 31, 1995, 1994 and 1993, amounted to $38,000, $100,000, and $72,000 for Endowments, Inc., and $24,000,
$3,000, and $14,000 for Bond Portfolio for Endowments, Inc.,  respectively.

                              REDEMPTION OF SHARES
    For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. The funds may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.

 Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the boards, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker. However, the funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the funds during any 90-day period for any one shareholder.

                              GENERAL INFORMATION
 CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

    INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the funds' independent accountants, providing audit services, preparing tax returns and reviewing certain documents of the funds to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

 COUNSEL - Morrison & Foerster, 345 California Street, San Francisco, CA 94104, has passed upon the legality of the shares offered hereby.

 REPORTS TO SHAREHOLDERS - The funds' fiscal year ends on July 31.
Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the funds' independent accountants, Deloitte & Touche LLP, whose selection is determined annually by the boards.

    The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this statement of additional information.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The funds have made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the funds were a common-law trust. Accordingly, the directors of the funds shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS
    Endowments, Inc.'s yield is 3.80% and Bond Portfolio for Endowments, Inc.'s yield is 6.89% based on a 30-day (or one month) period ended July 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(a-b/cd+1)/6/-1]
Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period. (Endowments, Inc. and Bond Portfolio for Endowments, Inc. do not have a sales charge.)

    Endowments, Inc.'s average annual total return for the one, five and ten-year periods ended on July 31, 1995 was +18.57%, +12.29 and +12.94%, respectively. Bond Portfolio for Endowments, Inc.'s average annual total return for the one, five and ten-year periods ended on July 31, 1995 was +7.97%, +9.35 and +10.05%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

    The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the board; and (2) a complete redemption at the end of any period illustrated.

 The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard and Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for Endowments, Inc. and the Lehman Aggregate Bond Index for Bond Portfolio for Endowments, Inc.) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

    Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

    The funds may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                       ENDI vs. Various Unmanaged Indices


10-Year                                           Lipper Growth

8/1 -  7/31   ENDI       DJIA/1/    S&P 500/2/     and Income/3/



1985 - 1995   +238%      +391%      +306%          +255%

1984 - 1994   +271       +385       +327           +290

1983 - 1993   +260       +333       +294           +249

1982 - 1992   +411       +528       +478           +381

1981 - 1991   +325       +392       +343           +290

1980 - 1990   +326       +392       +344           +301

1979 - 1989   +379       +409       +416           +387

1978 - 1988   +328       +308       +326           +329

1977 - 1987   +384       +388       +417           +412

1976 - 1986   +329       +208       +271           +301

1975 - 1985   +335       +177       +250           +287

1975#- 1985   +333       +177       +248           +287



                      BENDI vs. Various Unmanaged Indices

                                              Lehman

10-Year                                       Brothers

8/1 -  7/31           BENDI                   Aggregate/4/



1985 - 1995           +161%                   +160%

1984 - 1994           +191                    +193

1983 - 1993           +219                    +218

1982 - 1992           +254                    +251

1981 - 1991           +253                    +269

1980 - 1990           +204                    +217

1979 - 1989           +195                    +201

1978 - 1988           +178                    +178

1977 - 1987           +157                    +164

1976 - 1986           +178                    +181

1975 - 1985           +157                    N/A

1975# - 1985          +158                    N/A


________________
   #  From July 26, 1975
/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                     . . . and had taken

                                                    all dividends and

                                                    capital gain

                                                    distributions

                                                    in shares, your

If you had                                          investment would

invested $50,000                                    have been worth

in ENDI this many                                    this much at

years ago . . .                                          7/31/95

|                                                   |

Number             Periods

of Years           8/1  - 7/31                      Value



1                  1994 - 1995                      $59,286

2                  1993 - 1995                      60,928

3                  1992 - 1995                      67,050

4                  1991 - 1995                      77,607

5                  1990 - 1995                      89,272

6                  1989 - 1995                      92,955

7                  1988 - 1995                      114,540

8                  1987 - 1995                      111,898

9                  1986 - 1995                      134,403

10                 1985 - 1995                      168,768

11                 1984 - 1995                      220,141

12                 1983 - 1995                      219,392

13                 1982 - 1995                      342,291

14                 1981 - 1995                      329,702

15                 1980 - 1995                      379,930

16                 1979 - 1995                      445,379

17                 1978 - 1995                      490,812

18                 1977 - 1995                      541,190

19                 1976 - 1995                      576,269

20                 1975#- 1995                      731,561



   #  From July 26, 1975

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                     . . . and had taken

                                                    all dividends and

                                                    capital gain

                                                    distributions

                                                    in shares, your

If you had                                          investment would

invested $50,000                                    have been worth

in BENDI this many                                    this much at

years ago . . .                                          7/31/95

|                                                   |

Number             Periods

of Years           8/1  - 7/31                      Value



1                  1994 - 1995                      $53,987

2                  1993 - 1995                      53,208

3                  1992 - 1995                      59,455

4                  1991 - 1995                      70,565

5                  1990 - 1995                      78,171

6                  1989 - 1995                      83,529

7                  1988 - 1995                      94,959

8                  1987 - 1995                      103,141

9                  1986 - 1995                      107,694

10                 1985 - 1995                      130,271

11                 1984 - 1995                      157,158

12                 1983 - 1995                      169,661

13                 1982 - 1995                      210,302

14                 1981 - 1995                      249,009

15                 1980 - 1995                      237,611

16                 1979 - 1995                      246,429

17                 1978 - 1995                      263,636

18                 1977 - 1995                      265,567

19                 1976 - 1995                      298,905

20                 1975#- 1995                      335,522



   #  From July 26, 1975
Illustration of a $50,000 investment in ENDI with dividends reinvested and capital gain distributions taken in shares
   (for the period July 26, 1975 through July 31, 1995)

     COST OF SHARES                                      VALUE OF SHARES

Year                                       Total                          From             From

Ended      Annual          Dividends       Investment     From Initial    Capital Gains    Dividends        Total

July 31    Dividends       (cumulative)    Cost           Investment      Reinvested       Reinvested       Value





 1975#     $      0        $      0        $50,000        $49,769         $   0            $     0          $49,770

1976       2,408           2,408           52,408         60,781          0                2,695            63,476

1977       2,454           4,862           54,862         62,331          0                5,259            67,590

1978       2,899           7,761           57,761         65,910          0                8,615            74,525

1979       3,511           11,272          61,272         69,263          0                12,868           82,131

1980       4,322           15,594          65,594         77,021          0                19,256           96,277

1981       6,326           21,920          71,920         79,847          4,739            26,356           110,942

1982       7,869           29,789          79,789         64,678          13,443           28,739           106,860

1983       6,722           36,511          86,511         96,477          20,052           50,197           166,726

1984       7,502           44,013          94,013         83,847          31,536           50,774           166,157

1985       9,036           53,049          103,049        95,601          53,303           67,832           216,736

1986       10,623          63,672          113,672        104,971         81,000           86,184           272,155

1987       12,851          76,523          126,523        104,222         123,158          99,505           326,885

1988       15,733          92,256          142,256        88,382          130,787          100,178          319,347

1989       17,918          110,174         160,174        96,368          167,745          129,388          393,501

1990       22,799          132,973         182,973        89,440          178,016          142,283          409,739

1991       21,836          154,809         204,809        94,623          202,831          173,872          471,326

1992       20,318          175,127         225,127        96,580          249,826          199,127          545,533

1993       21,415          196,542         246,542        97,479          279,694          223,176          600,349

1994       22,417          218,959         268,959        90,868          296,050          230,062          616,980

1995       22,961          241,920         291,920        95,522          369,066          266,973          731,561


   # From July 26, 1975
The dollar amount of capital gain distributions during the period was $336,719. Illustration of a $50,000 investment in BENDI with dividends reinvested and capital gain distributions taken in shares
   (for the period July 26, 1975 through July 31, 1995)

     COST OF SHARES                                      VALUE OF SHARES

Year                                       Total                          From             From

Ended      Annual          Dividends       Investment     From Initial    Capital Gains    Dividends        Total

July 31    Dividends       (cumulative)    Cost           Investment      Reinvested       Reinvested       Value





 1975#     $      0        $    0          $50,000        $50,065         $     0          $    0           $50,064

1976       3,466           3,466           53,466         52,455          0                3,668            56,123

1977       4,395           7,861           57,861         54,854          0                8,315            63,169

1978       4,798           12,659          62,659         51,161          0                12,472           63,633

1979       5,595           18,254          68,254         50,165          0                17,913           68,078

1980       7,331           25,585          75,585         46,568          0                24,036           70,604

1981       7,990           33,575          83,575         39,235          0                28,137           67,372

1982       9,678           43,253          93,253         40,739          0                39,032           79,771

1983       10,518          53,771          103,771        45,384          0                53,497           98,881

1984       11,193          64,964          114,964        43,796          0                62,950           106,746

1985       12,231          77,195          127,195        47,570          0                81,205           128,775

1986       13,557          90,752          140,752        52,296          0                103,480          155,776

1987       13,829          104,581         154,581        50,040          0                112,609          162,649

1988       13,553          118,134         168,134        48,557          5,210            122,900          176,667

1989       15,800          133,934         183,934        50,630          5,433            144,778          200,841

1990       17,213          151,147         201,147        49,693          5,332            159,584          214,609

1991       19,146          170,293         220,293        50,432          5,411            181,896          237,739

1992       20,570          190,863         240,863        55,202          5,923            221,039          282,164

1993       22,376          213,239         263,239        55,827          12,805           246,660          315,292

1994       22,971          236,210         286,210        47,876          29,925           232,942          310,743

1995       23,564          259,774         309,774        47,762          31,232           256,528          335,522


   # From July 26, 1975
   The dollar amount of capital gain distributions during the period was $33,339.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1995

                                                                                                    Percent

                                                                                                    of Net

INDUSTRY DIVERSIFICATION                                                                             Assets

---------------------------------------------------           ---------      -------------          ----------

Banking                                                                                             10.20%

Insurance                                                                                           9.53

Health & Personal Care                                                                              9.19

Utilities: Electric & Gas                                                                           6.93

Energy Sources                                                                                      5.12

Real Estate                                                                                         4.52

Transportation: Rail & Road                                                                         4.37

Merchandising                                                                                       3.47

Business & Public Services                                                                          2.91

Chemicals                                                                                           2.86

Forest Products & Paper                                                                             2.79

Telecommunications                                                                                  2.68

Beverages & Tobacco                                                                                 2.60

Data Processing & Reproduction                                                                      2.02

Financial Services                                                                                  1.95

Food & Household Products                                                                           1.84

Aerospace & Military Technology                                                                     1.18

Broadcasting & Publishing                                                                           1.16

Electrical & Electronics                                                                            1.04

Automobiles                                                                                         1.02

Metals: Nonferrous                                                                                  1.00

Multi-Industry                                                                                      1.00

                                                                                                    ----------

                                                                                                    79.38

Short-Term Securities                                                                               20.52

Excess of cash and receivables over payables                                                        .10

                                                                                                    ----------

Net Assets                                                                                          100.00%

                                                                                                    ==========



                                                                                                    Percent

                                                                                                    of Net

TEN LARGEST HOLDINGS                                                                                 Assets

---------------------------------------------------           ---------      -------------          ----------

American Home Products                                                                              3.48%

Ohio Casualty                                                                                       2.50

Comerica                                                                                            2.16

Texas Utilities                                                                                     2.13

Wal-Mart Stores                                                                                     2.11

Dun & Bradstreet                                                                                    2.08

International Business Machines                                                                     2.02

Weingarten Realty Investors                                                                         2.01

Philip Morris                                                                                       1.90

General Mills                                                                                       1.84

                                                                                                    ----------

                                                                                                    22.23%

                                                                                                    ==========





                                                                                                    Percent

                                                              Number         Market                 Of Net

COMMON STOCKS                                                 of shares         Value                Assets

---------------------------------------------------           ---------      -------------          ----------

ENERGY

Energy Sources-5.12%

Amoco Corp.                                                   8,600          $   578,350            1.02%

Atlantic Richfield Co.                                        5,000          576,250                1.01

Exxon Corp.                                                   10,000         725,000                1.28

Phillips Petroleum Co.                                        29,000         1,025,875              1.81

Utilities: Electric & Gas-6.93%

Carolina Power & Light Co.                                    20,000         607,500                1.07

Consolidated Edison Co. of New York, Inc.                     17,000         493,000                .87

Entergy Corp.                                                 25,000         593,750                1.05

Houston Industries Inc.                                       10,000         437,500                .77

Pacific Gas and Electric Co.                                  20,000         590,000                1.04

Texas Utilities Co.                                           35,658         1,207,915              2.13

                                                                             -------------          ----------

                                                                             6,835,140              12.05

                                                                             -------------          ----------

MATERIALS

Chemicals-2.86%

Armor All Products Corp.                                      28,000         472,500                .83

Dow Chemical Co.                                              8,000          593,000                1.05

Monsanto Co.                                                  6,000          558,750                .98

Forest Products & Paper-2.79%

Louisiana-Pacific Corp.                                       30,000         738,750                1.30

Union Camp Corp.                                              15,000         843,750                1.49

Metals: Nonferrous-1.00%

Aluminum Co. of America                                       10,000         568,750                1.00

                                                                             -------------          ----------

                                                                             3,775,500              6.65

                                                                             -------------          ----------

CAPITAL EQUIPMENT

Aerospace & Military Technology-1.18%

Boeing Co.                                                    10,000         670,000                1.18

Data Processing & Reproduction-2.02%

International Business Machines Corp.                         10,500         1,143,188              2.02

Electrical & Electronics-1.04%

General Electric Co.                                          10,000         590,000                1.04

                                                                             -------------          ----------

                                                                             2,403,188              4.24

                                                                             -------------          ----------

CONSUMER GOODS

Automobiles-1.02%

Ford Motor Co., Class A                                       20,000         577,500                1.02

Beverages & Tobacco-2.60%

American Brands, Inc.                                         10,000         398,750                .70

Philip Morris Companies Inc.                                  15,000         1,074,375              1.90

Food & Household Products-1.84%

General Mills, Inc.                                           20,000         1,045,000              1.84

Health & Personal Care-9.19%

American Home Products Corp.                                  25,000         1,975,000              3.48

Johnson & Johnson                                             10,000         717,500                1.26

Merck & Co., Inc.                                             20,000         1,032,500              1.82

Schering-Plough Corp.                                         14,000         651,000                1.15

Warner-Lambert Co.                                            10,000         840,000                1.48

                                                                             -------------          ----------

                                                                             8,311,625              14.65

                                                                             -------------          ----------



SERVICES

Broadcasting & Publishing-1.16%

Gannett Co., Inc.                                             12,000         657,000                1.16

Business & Public Services-2.91%

Dun & Bradstreet Corp.                                        21,000         1,181,250              2.08

WMX Technologies, Inc.                                        15,000         468,750                .83

Merchandising-3.47%

Melville Corp.                                                8,000          288,000                .51

Super Food Services, Inc.                                     40,000         480,000                .85

Wal-Mart Stores, Inc.                                         45,000         1,198,125              2.11

Telecommunications-2.68%

Ameritech Corp.                                               10,000         483,750                .85

AT&T Corp.                                                    10,000         527,500                .93

Sprint Corp.                                                  15,000         513,750                .90

Transportation: Rail & Road-4.37%

CSX Corp.                                                     10,000         838,750                1.48

TNT Freightways Corp.                                         45,000         990,000                1.74

Union Pacific Corp.                                           10,000         651,250                1.15

                                                                             -------------          ----------

                                                                             8,278,125              14.59

                                                                             -------------          ----------

FINANCE

Banking-10.20%

Bankers Trust New York Corp.                                  10,000         645,000                1.14

Central Fidelity Banks, Inc.                                  15,000         476,250                .84

Comerica Inc.                                                 35,000         1,225,000              2.16

First Hawaiian, Inc.                                          20,000         545,000                .96

Huntington Bancshares Inc.                                    28,800         612,002                1.08

J.P. Morgan & Co. Inc.                                        14,000         1,023,750              1.80

U.S. Bancorp                                                  18,000         470,250                .83

Washington Mutual Savings Bank                                33,150         791,456                1.39

Financial Services-1.95%

Beneficial Corp.                                              12,000         568,500                1.00

Student Loan Marketing Assn.                                  10,000         538,750                .95

Insurance-9.53%

Allstate Corp.                                                15,000         468,750                .83

AMBAC Inc.                                                    20,000         797,500                1.41

American General Corp.                                        27,000         982,125                1.73

Liberty Corp.                                                 25,000         709,375                1.25

Ohio Casualty Corp.                                           44,000         1,419,000              2.50

Paul Revere Corp.                                             30,000         562,500                .99

Trenwick Group Inc.                                           10,000         465,000                .82

Real Estate-4.52%

Security Capital Pacific Trust

 (formerly Property Trust of America)                         30,000         543,750                .96

Weingarten Realty Investors                                   32,000         1,140,000              2.01

Western Investment Real Estate Trust                          75,000         881,250                1.55

                                                                             -------------          ----------

                                                                             14,865,208             26.20

                                                                             -------------          ----------



MULTI-INDUSTRY

Multi-Industry-1.00%

Minnesota Mining and Manufacturing Co.                        10,000         566,250                1.00

                                                                             -------------          ----------

TOTAL COMMON STOCKS (cost: $35,674,988)                                      45,035,036             79.38

                                                                             -------------          ----------





                                                              Principal

                                                              Amount

SHORT-TERM SECURITIES                                         (000)



Corporate Short-Term Notes-18.76%

Abbott Laboratories 5.72% due 8/24/95                         $1,000         996,187                1.76

Associates Corp. of North America 5.86% due 8/1/95            1,120          1,119,818              1.97

Coca-Cola Co. 5.70% due 8/18/95                               1,600          1,595,440              2.81

John Deere Capital Corp. 5.72% due 8/8/95                     1,350          1,348,284              2.38

Emerson Electric Co. 5.69% due 9/7/95                         1,600          1,590,390              2.80

H.J. Heinz Co. 5.72% due 8/16/95                              1,300          1,296,695              2.29

PepsiCo, Inc. 5.91%-5.93% due 8/10-8/11/95                    1,500          1,497,370              2.64

Wal-Mart Stores, Inc. 5.70% due 8/2/95                        1,200          1,199,620              2.11

                                                                             ------------           ----------

                                                                             10,643,804             18.76

                                                                             ------------           ----------

FEDERAL AGENCY DISCOUNT NOTES-1.76%

Federal National Mortgage Assn. 5.87% due 8/8/95              1,000          998,695                1.76

                                                                             ------------           ----------

TOTAL SHORT-TERM SECURITIES (cost: $11,642,500)                              11,642,499             20.52

                                                                             ------------           ----------

TOTAL INVESTMENT SECURITIES (cost: $47,317,488)                              56,677,535             99.90

Excess of cash and receivables over payables                                 57,610                 .10

                                                                             -------------          ----------

NET ASSETS                                                                   $56,735,145            100.00%

                                                                             =============          ==========


See Notes to Financial Statements
Common Stocks added to the portfolio
since January 31, 1995
--------------------------------------
AT&T
CSX
Central Fidelity Banks
Ford Motor
Louisiana-Pacific
Wal-Mart Stores
Common Stocks eliminated from the portfolio
since January 31, 1995
--------------------------------------
Allegheny Power System
American Express
AmSouth Bancorporation
Central and South West
Delta Air Lines
Deluxe
First Union
Honeywell
James River Corp. of Virginia
Xerox
ENDOWMENTS, INC.
FINANCIAL STATEMENTS





Statement of Assets and Liabilities

at July 31, 1995

----------------------------------------                 ------------             ------------

Assets:

Investment securities at market

 (COST: $47,317,488)                                                              $56,677,535

Cash                                                                              53,507

Receivables for--

 Sales of investments                                    $84,218

 Dividends and accrued interest                          54,271                   138,489

                                                         ------------             ------------

                                                                                  56,869,531

Liabilities:

Payables for--

 Repurchased of fund's shares                            110,000

 Management services                                     23,918

 Accrued expenses                                        468                      134,386

                                                         ------------             ------------



NET ASSETS AT JULY 31, 1995--

 EQUIVALENT TO $18.06 PER SHARE ON

 3,142,057 SHARES OF $1 PAR VALUE

CAPITAL STOCK OUTSTANDING (AUTHORIZED

CAPITAL STOCK -- 10,000,000 SHARES)                                               $56,735,145

                                                                                  =============



Statement of Operations

FOR THE YEAR ENDED JULY 31, 1995

                                                         ------------             ------------

Investment Income:

Income:

 Dividends                                               $  1,797,707

 Interest                                                627,464                  $2,425,171

Expenses:                                                ------------

 Management services fee                                 273,381

 Custodian fee                                           2,715

 Registration statement and prospectus                   23,974

 Auditing fees                                           29,700

 Legal fees                                              5,642

 Taxes other than federal income tax                     38,982

 Other expenses                                          23,844                   398,238

                                                         ------------             ------------

Net investment income                                                             2,026,933

                                                                                  ------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

NET REALIZED GAIN                                                                 2,706,488

Net increase in unrealized

 appreciation on investments:

 Beginning of year                                       4,636,464

 End of year                                             9,360,047

  Net unrealized appreciation on                         ------------

    investments                                                                   4,723,583

                                                                                  ------------

 NET REALIZED GAIN AND UNREALIZED

  appreciation on investments                                                     7,430,071

                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING

 from Operations                                                                  $9,457,004

                                                                                  ============







Statement of Changes in Net

 Assets

----------------------------------------                 -------------            -------------



                                                              Year ended          July 31

                                                         1995                     1994

Operations:                                              -------------            -------------

Net investment income                                    $   2,026,933            $  2,298,858

NET REALIZED GAIN ON INVESTMENTS                         2,706,488                4,620,262

NET UNREALIZED APPRECIATION

(depreciation) on investments                            4,723,583                (5,114,351)

 NET INCREASE IN NET ASSETS RESULTING                    -------------            -------------

  from operations                                        9,457,004                1,804,769

                                                         -------------            -------------

Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                     (1,942,631)              (2,366,161)

Distributions from net realized

 gain on investments                                     (4,141,493)              (4,366,435)

                                                         -------------            -------------

 Total dividends and distributions                       (6,084,124)              (6,732,596)

                                                         -------------            -------------

Capital Share Transactions:

Proceeds from shares sold:

 317,243 AND 529,049

 shares, respectively                                    5,302,616                9,373,981

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 362,222 and 340,985 shares,

 respectively                                            5,645,016                5,905,920

Cost of shares repurchased:

 618,230 and 1,670,177

 shares, respectively                                    (10,507,091)             (28,940,446)

                                                         -------------            -------------

 NET INCREASE (DECREASE) IN NET ASSETS
RESULTING

  from capital share transactions                        440,541                  (13,660,545)

                                                         -------------            -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,813,421                (18,588,372)



Net Assets:

Beginning of year                                        52,921,724               71,510,096

                                                         -------------            -------------

End of year (including undistributed

 NET INVESTMENT INCOME:  $261,394 AND

 $177,092, RESPECTIVELY)                                 $56,735,145              $ 52,921,724

                                                         =============            =============






See Notes to Financial Statements

ENDOWMENTS, INC.

NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Common stocks are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation or, lacking any sales, at the last reported bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from taxation under Section 501(c)(2) of the Internal Revenue Code.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,715 includes $1,737 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $9,360,047, of which $10,056,079 related to appreciated securities and $696,032 related to depreciated securities.
There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $47,317,488 at July 31, 1995.

3. The fee of $273,381 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. As of July 31, 1995, no such fee reduction was required.

  No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1995, accumulated undistributed net realized gain on investments was $2,133,768 and additional paid-in capital was $41,837,879.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $10,445,633 and $16,423,506, respectively, during the year ended July 31, 1995.

ENDOWMENTS, INC.





PER-SHARE DATA AND RATIOS

------------------------------                             --------           --------           --------



                                                                              Year               ended

                                                           --------           --------           --------

                                                           1995               1994               1993

                                                           --------           --------           --------

Net Asset Value, Beginning

 of Year                                                   $17.18             $18.43             $18.26

                                                           --------           --------           --------



Income from Investment

 Operations:

  Net investment income                                    .63                .65                .66

  Net realized and unrealized

   gain (loss) on investments                              2.21               (.16)              1.05

   Total income from investment                            --------           --------           --------

    operations                                             2.84               .49                1.71

                                                           --------           --------           --------

Less Distributions:

 Dividends from net investment

  income                                                   (.61)              (.66)              (.69)

 Distributions from net realized

  gains                                                    (1.35)             (1.08)             (.85)

                                                           --------           --------           --------

   Total distributions                                     (1.96)             (1.74)             (1.54)

                                                           --------           --------           --------

Net Asset Value, End of Year                               $18.06             $17.18             $18.43

                                                           ========           ========           ========

Total Return                                               18.57%             2.77%              10.05%



Ratios/Supplemental Data:

 Net assets, end of year (in

  millions)                                                $57                $53                $72

 Ratio of expenses to average

  net assets                                               .73%               .73%               .64%

 Ratio of net income to

  average net assets                                       3.70%              3.78%              3.72%

 Portfolio turnover rate                                   24.04%             25.58%             29.70%


---------------
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
August 23, 1995

BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1995

                                                                    Principal                          Percent

                                                                    Amount          Market             of Net

BONDS & NOTES                                                       (000)           Value              Assets

-------------------------------------------------------             ---------       -----------        --------

Industrials - 18.15%

General Motors Corp. 8.80% due 3/1/21                               $2,000          $2,209,940         5.04%

Hanson America, Inc. 2.39% convertible

 debentures due 3/1/01 /1/                                          1,500           1,185,000          2.70

Inco Ltd. 9.60% due 6/15/22                                         700             752,780            1.72

Pohang Iron & Steel Co., Ltd. 7.375% due 5/15/05                    1,000           1,004,360          2.29

TCI Communications, Inc.8.75% due 8/1/15                            500             505,000            1.15

USX Corp. 0% convertible debentures due 8/9/05                      5,000           2,300,000          5.25

                                                                                    -----------        --------

                                                                                    7,957,080          18.15

                                                                                    -----------        --------

Electric & Telephone Utilities - 5.14%

Big Rivers Electric Corp. 10.70% due 9/15/17                        2,000           2,253,680          5.14

                                                                                    -----------        --------

Transportation: Airlines - 4.78%

American Airlines, Inc., 1991-A, pass-through

 certificates, 9.71% due 1/2/07 /2/                                 924             1,032,989          2.36

Delta Air Lines, Inc., 1993-A2, pass-through

 certificates, 10.50% due 4/30/16 /2/                               500             571,875            1.30

Federal Express Corp. 7.53% due 9/23/06                             492             490,662            1.12

                                                                                    -----------        --------

                                                                                    2,095,526          4.78

                                                                                    -----------        --------

Financial - 17.77%

American Re Corp. 10.875% due 9/15/04                               2,000           2,211,460          5.05

Bank of Nova Scotia 6.562% due 8/31/85 /3/                          1,000           783,800            1.79

Bankers Trust New York Corp. 8.25% due 5/1/05                       1,000           1,062,390          2.42

Canadian Imperial Bank of Commerce 6.625% Euronotes

 due 8/31/85 /3/                                                    1,000           792,550            1.81

General Electric Capital Corp. 8.875% due 5/15/09                   1,000           1,155,460          2.63

Midland American Capital 12.75% due 11/15/03                        825             968,418            2.21

Midland Bank 6.125% due 6/30/49 /3/                                 1,000           815,000            1.86

                                                                                    -----------        --------

                                                                                    7,789,078          17.77

                                                                                    -----------        --------

Collateralized Mortgage/Asset-Backed

 Obligations /2/ - 5.58%

CSFB Finance Co. Ltd. 7.00% due 11/15/05 /1/                        500             480,250            1.10

Jet Equipment Trust Series 1995-B, Class A, 7.63%

 due 2/15/15 /1/                                                    500             501,875            1.15

Jet Equipment Trust Series 1995-B, Class B, 7.83%

 due 2/15/15 /1/                                                    500             503,125            1.15

Prudential Home Mortgage Securities Co., Inc.,

 Series 1992-2033, Class A-12, 7.50% due 11/25/22                   500             501,560            1.14

SKW II Real Estate L.P. 6.45% due 4/15/02 /1/                       458             457,648            1.04

                                                                                    -----------        --------

                                                                                    2,444,458          5.58

                                                                                    -----------        --------



Governments (excluding U.S. Government) &

 Governmental Authorities - 7.40%

Ontario (Province of) 17.00% due 11/5/11                            1,100           1,307,482          2.98

Ontario (Province of) 11.50% due 3/10/13                            600             688,464            1.57

Quebec (Province of) 13.25% due 9/15/14                             1,000           1,248,070          2.85

                                                                                    -----------        --------

                                                                                    3,244,016          7.40

                                                                                    -----------        --------

U.S. Government & Federal Agency Obligations - 36.29%

Federal Home Loan Mortgage Corp. 8.75% due 7/1/08 /2/               168             174,285            .40

Federal Home Loan Mortgage Corp. 12.50% due 12/1/12 /2/             81              90,412             .21

Federal Home Loan Mortgage Corp. 9.00% due 3/1/20 /2/               196             203,697            .46

Federal National Mortgage Assn. 9.00% due 11/1/20 /2/               373             388,314            .89

Government National Mortgage Assn. 8.50% due 12/15/08 /2/           490             512,485            1.17

Government National Mortgage Assn. 7.50% due 1/15/24 /2/            679             678,100            1.55

Government National Mortgage Assn. 5.50% due 2/20/24 /2/            969             953,415            2.17

Government National Mortgage Assn. 6.00% due 6/20/24 /2/            990             982,133            2.24

Government National Mortgage Assn. 8.50% due 11/15/24 /2/           500             518,336            1.18

Government National Mortgage Assn. 8.50% due 4/15/25 /2/            990             1,026,195          2.34

U.S. Treasury 8.00% due 1/15/97                                     1,500           1,545,463          3.53

U.S. Treasury 8.125% due 2/15/98                                    1,250           1,311,713          2.99

U.S. Treasury 9.25% due 8/15/98                                     750             815,858            1.86

U.S. Treasury 11.625% due 11/15/04                                  500             676,640            1.54

U.S. Treasury 10.375% due 11/15/12                                  3,000           3,895,320          8.89

U.S. Treasury 8.875% due 8/15/17                                    1,750           2,132,813          4.87

                                                                                    -----------        --------

                                                                                    15,905,179         36.29

                                                                                    -----------        --------

TOTAL BONDS & NOTES (cost: $41,894,247)                                             41,689,017         95.11

                                                                                    -----------        --------



SHORT-TERM SECURITIES



Corporate Short-Term Notes - 2.76%

Associates Corp. of North America 5.86% due 8/1/95                  1,210           1,209,803          2.76



                                                                                    -----------        --------

TOTAL SHORT-TERM SECURITIES (cost: $1,209,803)                                      1,209,803          2.76

                                                                                    -----------        --------

TOTAL INVESTMENT SECURITIES (cost: $43,104,050)                                     42,898,820         97.87

Excess of cash and receivables over payables                                        935,283            2.13

                                                                                    -----------        --------

NET ASSETS                                                                          $43,834,103        100.00%

                                                                                    ===========        ========


/1/ Purchased in a private placement transaction; resale potential extends only to qualified institutional buyers.
/2/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Due to the possibility of early principal payments, the effective maturity of these securities is shorter than the stated maturity.
/3/ Coupon rates may change periodically.
See Notes to Financial Statements

BOND PORTFOLIO FOR ENDOWMENTS, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

at July 31, 1995

-------------------------------------                --------------          -------------

Assets:

Investment securities at market

 (cost: $43,104,050)                                                         $42,898,820

Cash                                                                         57,903

Receivables for--

 Sales of investments                                $  518,760

 Accrued interest                                    875,022                 1,393,782

                                                     --------------          -------------

                                                                             44,350,505

Liabilities:

Payables for--

 Purchases of investments                            497,200

 Management services                                 18,712

 Accrued expenses                                    490                     516,402

                                                     --------------          -------------



Net Assets at July 31, 1995--

 Equivalent to $16.82 per share on

 2,606,750 shares of $1 par value

capital stock outstanding (authorized

capital stock - 10,000,000 shares)                                           $43,834,103

                                                                             =============



Statement of Operations

for the year ended July 31, 1995

                                                     --------------          -------------

Investment Income:

Interest income                                                              $ 3,713,162

Expenses:

 Management services fee                             $   223,573

 Custodian fee                                       2,792

 Registration statement and prospectus               15,882

 Auditing fees                                       29,700

 Legal fees                                          5,670

 Taxes other than federal income tax                 38,982

 Other expenses                                      23,694                  340,293

                                                     --------------          --------------

 Net investment income                                                       3,372,869

                                                                             --------------

Realized Loss and Unrealized

 Appreciation on Investments:

Net realized loss                                                            (339,552)

Net change in unrealized

 depreciation on investments:

 Beginning of year                                   (586,568)

 End of year                                         (205,230)

  Net unrealized appreciation on                     --------------

    investments                                                              381,338

                                                                             --------------

 Net realized loss and in unrealized

  appreciation on investments                                                41,786

                                                                             --------------

Net Increase in Net Assets Resulting

 from Operations                                                             $3,414,655

                                                                             ==============







Statement of Changes in Net Assets

-----------------------------------------            --------------          --------------



                                                     Year ended              July 31

                                                     1995                    1994

Operations:                                          --------------          --------------

Net investment income                                $ 3,372,869             $ 3,520,561

Net realized gain (loss) on investments              (339,552)               2,492,967

Net unrealized appreciation (depreciation)

 on investments                                      381,338                 (5,795,572)

 Net increase in net assets resulting                --------------          --------------

  from operations                                    3,414,655               217,956

                                                     --------------          --------------

Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                 (3,338,883)             (3,697,320)

Distributions from net realized

 gain on investments                                 (191,002)               (2,955,555)

                                                     --------------          --------------

 Total dividends and distributions                   (3,529,885)             (6,652,875)

                                                     --------------          --------------

Capital Share Transactions:

Proceeds from shares sold:

 214,880  and 454,387

 shares, respectively                                3,539,415               8,291,411

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 130,272 and 277,628 shares,

 respectively                                        2,134,210               5,082,453

Cost of shares repurchased:

 484,790 and 1,374,712

 shares, respectively                                (8,030,465)             (27,262,152)

                                                     --------------          --------------

 Net decrease in net assets resulting

  from capital share transactions                    (2,356,840)             (13,888,288)

                                                     --------------          --------------

Total Decrease in Net Assets                         (2,472,070)             (20,323,207)



Net Assets:

Beginning of year                                    46,306,173              66,629,380

                                                     --------------          --------------

End of year (including undistributed

 net investment income:  $309,836 and

 $275,850, respectively)                             $43,834,103             $46,306,173

                                                     ==============          ==============




See Notes to Financial Statements
Bond Portfolio for Endowments, Inc.
Notes to Financial Statements

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from taxation under Section 501(c)(2) of the Internal Revenue Code.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,792 includes $2,148 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1995, net unrealized depreciation on investments for book and federal income tax purposes aggregated $205,230, of which $430,942 related to appreciated securities and $636,172 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $43,104,050 at July 31, 1995.

3. The fee of $223,573 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. As of July 31, 1995, no such fee reduction was required.

  No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1995, accumulated net realized loss on investments was $449,705 and additional paid-in capital was $41,572,452.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $28,409,850 and $28,754,997, respectively, during the year ended July 31, 1995.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS

                                                            Year         ended        July            31

                                            ----------      -------      ------       -------         -------

                                            1995            1994         1993         1992            1991

                                            ----------      -------      ------       -------         -------

Net Asset Value, Beginning of Year

                                            $16.86          $19.66       $19.44       $17.76          $17.50

                                            ----------      -------      ------       -------         -------



Income from Investment

 Operations:

  Net investment income                     1.26            1.32         1.49         1.47            1.49

  Net realized and unrealized

   gain (loss) on investments.              .01             (1.51)       .64          1.70            .28

   Total income from investment             ----------      -------      ------       -------         -------

    operations                              1.27            (.19)        2.13         3.17            1.77

                                            ----------      -------      ------       -------         -------

Less Distributions:

 Dividends from net investment

  income                                    (1.24)          (1.35)       (1.48)       (1.49)          (1.51)

 Distributions from net realized

  gains                                     (.07)           (1.26)       (.43)        -               -

                                            ----------      -------      ------       -------         -------

   Total distributions                      (1.31)          (2.61)       (1.91)       (1.49)          (1.51)

                                            ----------      -------      ------       -------         -------

Net Asset Value, End of Year                $16.82          $16.86       $19.66       $19.44          $17.76

                                            ==========      =======      =======      =======         =======
                                                            =

Total Return                                7.97%           (1.44)%      11.74%       18.69%          10.78%



Ratios/Supplemental Data:

 Net assets, end of year (in

  millions)                                 $44             $46          $67          $65             $46

 Ratio of expenses to average

  net assets                                .76%            .77%         .65%         .68%            .68%

 Ratio of net income to

  average net assets                        7.52%           6.99%        7.69%        8.04%           8.76%

 Portfolio turnover rate                    69.22%          82.12%       35.97%       63.30%          54.86%


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the schedule of portfolio investments as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
August 23, 1995


                               OTHER INFORMATION
Item 24. Financial Statements and Exhibits.
   Included in Prospectus - Part A
    Financial Highlights
   Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report
 (b) Exhibits.
  1. On file (see SEC files nos. 811-2210 and 2-41200)
  2. On file (see SEC files nos. 811-2210 and 2-41200)
  3. None
  4. On file (see SEC files nos. 811-2210 and 2-41200)
  5. On file (see SEC files nos. 811-2210 and 2-41200)
  6. None
  7. None
  8. On file (see SEC files nos. 811-2210 and 2-41200)
  9. On file (see SEC files nos. 811-2210 and 2-41200)
  10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. None
  15. None
  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC files nos. 811-2210 and 2-41200)

Item 25. Persons Controlled by or under Common Control with Registrant.
  None.

Item 26. Number of Holders of Securities.

                 As of August 31, 1995

Title of Class           Number of Record-Holders

Common Stock             55

($1.00 Par Value)


Item 27. Indemnification.
  Registrant is a joint-insured under an Investment Adviser/Mutual Fund Errors and Omissions Policy. The carrier of the primary policy in the amount of $15 million is American International Surplus Lines Insurance Company, and the policy has a $250,000 deductible. The carrier of the secondary policy in the amount of $10 million is Chubb Custom Insurance Company. The carrier of the excess policy in the amount of $20 million is ICI Mutual Insurance Company.

  The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:
Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

  The By-Laws of the Corporation state:
Section 11.01. The corporation shall indemnify its directors and officers and may indemnify its employees and agents to the full extent permitted by the law of the State of Delaware; provided, however, that the corporation shall not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct"). The corporation shall indemnify any of its directors or officers against any liability to the corporation or to its stockholders if:

(1) a court or other body before whom a proceeding relating to liability was brought renders a final decision on the merits finding such director or officer not liable by reason of disabling conduct or

(2) in the absence of such a decision either:
        (a) a majority of a quorum of directors, who are neither interested persons of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or
       (b) independent legal counsel in a written opinion makes a reasonable determination, based on a review of the facts, that such director or officer is not liable by reason of disabling conduct.
The corporation may advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any such proceeding, provided that such director or officer undertakes to repay any advance, unless a determination is made pursuant to the foregoing procedures set forth herein that such indemnification is proper. As a condition to such an advance (i) the director or officer shall provide security for his undertaking; (ii) the corporation shall be insured against losses arising by reason of any lawful advance; or (iii) a majority of a quorum of the directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or independent legal counsel in a written opinion, shall determine, based on review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification.

Item 28. Business and Other Connections of Investment Adviser.
  None.

Item 29. Principal Underwriters.
  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 30. Location of Accounts and Records.
  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92621, and/or the offices of the Registrant, Four Embarcadero Center (Suite 1800), San Francisco, California 94111.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92621, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the fund's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.
  None.

Item 32. Undertakings.
  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 29th day of September, 1995.

      BOND PORTFOLIO FOR ENDOWMENTS, INC.
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Barbara A. Preddy
Barbara A. Preddy

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 29, 1995 by the following persons in the capacities indicated.

         Signature                                                 Title



(1)      Principal Executive Officer:

                                                                   Chairman of

         /s/ Robert B. Egelston                                    the Board

         (Robert B. Egelston)



(2 )     Principal Financial Officer and                           Vice

         Principal Accounting Officer:                             President

                                                                   and

         /s/ Steven N. Kearsley                                    Treasurer

         (Steven N. Kearsley)



(3)      Directors:

         Frank L. Ellsworth *                                      Director

         Steven D. Lavine*                                         Director

         Patricia A. McBride*                                      Director

         John R. Metcalf*                                          Director

         Charles R. Redmond*                                       Director



         /s/ Thomas E. Terry                                       President and

         (Thomas E. Terry)                                         Director



         Robert C. Ziebarth*                                       Director


*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact

  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Michael J. Downer
      Michael J. Downer, Counsel